U.S. GOVERNMENT PORTFOLIO

PROSPECTUS SUPPLEMENT

NORTHERN INSTITUTIONAL FUNDS

U.S. GOVERNMENT PORTFOLIO

SUPPLEMENT DATED MAY 1, 2023 TO

PROSPECTUS DATED APRIL 1, 2023, AS SUPPLEMENTED FROM TIME TO TIME

Effective May 1, 2023, the net asset value calculation time and cut-off time for the receipt of purchase, redemption and exchange requests will change from 2:00 p.m. Central time to 4:00 p.m. Central time, with respect to each class of shares of the U.S. Government Portfolio.

Therefore, all such references to “2:00 p.m. Central time” in the sections entitled “ACCOUNT POLICIES AND OTHER INFORMATION – Calculating Share Price” and “ACCOUNT POLICIES AND OTHER INFORMATION – Timing of Redemption and Exchange Requests” are deleted and replaced with “4:00 p.m. Central time.”

Additionally, the first and second paragraphs under the section entitled “ACCOUNT POLICIES AND OTHER INFORMATION – Timing of Purchase Requests” in the prospectus are deleted and replaced with the following:

TIMING OF PURCHASE REQUESTS. Purchase requests received in good order and accepted by the Transfer Agent or other authorized intermediary on any Business Day by 12:00 p.m. (noon) Central time with respect to the Treasury Instruments Portfolio and by 4:00 p.m. Central time with respect to the Treasury Portfolio, U.S. Government Portfolio and the U.S. Government Select Portfolio, will be executed the day they are received by either the Transfer Agent or other authorized intermediary, at the NAV next calculated after receipt of your purchase order in good order, provided that one of the following occurs:

•

The Transfer Agent receives the payment in federal or other immediately available funds on the same Business Day by 12:00 p.m. (noon) Central time with respect to the Treasury Instruments Portfolio, and by the close of the Federal Reserve wire transfer system (normally, 5:00 p.m. Central time) with respect to the Treasury Portfolio, U.S. Government Portfolio and the U.S. Government Select Portfolio;

Please retain this supplement with your Prospectus for future reference.

50 South LaSalle Street P.O. Box 75986 Chicago, Illinois 60675-5986 800-637-1380 northerntrust.com/institutional	NIF SPT PRO MGP (5/23)

NORTHERN INSTITUTIONAL FUNDS PROSPECTUS